UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Life360, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56424	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 310 San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(415) 484-5244
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On May 30, 2023, Life360, Inc., (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were the holders of 36,577,591 shares of common stock of the Company, representing approximately 55% of the 66,326,751 shares of common stock outstanding as of the close of business on April 11, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
At the Annual Meeting, the Company’s stockholders voted on twelve proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
1.To elect the following three Class I directors to hold office until the Company’s 2026 Annual Meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark Goines	34,003,792	—	1,320,923	1,252,876
Alex Haro	35,703,669	—	45,403	828,519
Randi Zuckerberg	35,666,250	—	82,978	828,363
2.To approve the Company’s 2011 Stock Plan, the terms of which are summarized in the Proxy Statement, for purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.2, exception 13. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,220,995	1,490,873	989,342	—
3.To approve the grant of 148,884 restricted stock units to acquire shares of common stock of the Company to Chris Hulls on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,726,474	16,998,679	976,057	—
4.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$154,000 (at the time of the grant) to John Philip Coghlan on the terms and conditions set out in the Proxy statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,846,935	1,771,520	1,082,755	—
5.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$125,000 (at the time of the grant) to Brit Morin on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,944,823	1,775,330	981,057	—
6.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$125,000 (at the time of the grant) to James Synge on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,924,481	1,775,330	1,481,746	—
7.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$127,000 (at the time of the grant) to Mark Goines on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,891,978	1,776,586	1,220,235	—
8.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$135,000 (at the time of the grant) to David Wiadrowski on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,920,223	1,776,430	1,004,557	—
9.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$125,500 (at the time of the grant) to Randi Zuckerberg on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,943,874	1,776,430	980,906	—
10.To approve the grant of restricted stock units to acquire shares of common stock of the Company equal in value to US$120,000 (at the time of the grant) to Alex Haro on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,944,114	1,776,223	980,873	—
11.To ratify the issuance of 7,936,509 CHESS Depositary Interests (“CDIs”) (equivalent to 2,645,504 shares of common stock) at an issue price of A$6.30 per CDI, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,877,496	391,832	3,308,263	—
12.To ratify the selection by the audit and risk management committee of the Company’s board of directors of Deloitte & Touche, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,562,425	7,544	1,007,622	—

Item 7.01     Regulation FD Disclosure
We are furnishing this Item 7.01 of this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation given during the Annual Meeting. Copies of the PowerPoint presentation and script used for the Annual Meeting are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.
The text included with this Item 7.01 of this Current Report on Form 8-K will be available on our website located at www.life360.com, although we reserve the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Life360, Inc. Annual Meeting Presentation

99.2	Life360, Inc. Annual Meeting Script

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated:	June 1, 2023	By:	/s/ Russell Burke
Russell Burke

Chief Financial Officer